      (Form for Geissinger and Martin)

 SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     THIS AGREEMENT is made as of the 1st
day of May, 2000, by and between AMERICAN
GENERAL CORPORATION, a Texas corporation
(the "Company"), and [         ] (the
"Executive").

     WHEREAS, the Executive has been
employed by the Company in valuable
executive service to the Company; and

     WHEREAS, the Company desires to reward
such past service and to encourage and
reward the continued employment of Executive with the Company until his retirement and to promote his devotion to his duties on behalf of the Company without uncertainty or concern as to his retirement income security or that of his spouse;

     NOW, THEREFORE, the Company and the
Executive hereby enter into this
Supplemental Executive Retirement Agreement as hereinafter provided:

                 ARTICLE I.
                  GENERAL

     Section 1.1 Effective Date. This
Agreement shall be effective as of May 1, 2000 (the "Effective Date").

     Section 1.2 Defined Terms. The
definitions of capitalized terms used in this Agreement (if not provided where a capitalized term initially appears) are provided in the last Article hereof.

                 ARTICLE II.
             RETIREMENT BENEFITS

     Section 2.1 Normal Retirement Benefit.
If the Executive retires on or after his
Normal Retirement Date, the Retirement
Benefit shall be an annual retirement
benefit payable to the Executive for his
lifetime, with a ten-year term certain (the
"Normal Retirement Benefit"), in an annual
amount equal to (X) minus (Y), calculated as
follows:
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     (A)  The amount of (X) equals (a)
          multiplied by (b):

          (a)   sixty-seven-and-2/10ths
                percent (67.2%) of such
                Executive's Final Average
                Compensation;

          (b)   the fraction equal to his
                Years of Service (not in
                excess of twenty-eight (28)
                years) divided by twenty-
                eight (28); and

     (B)  The amount of (Y) equals (e) plus
          (f) plus (g):

          (e)   the Social Security
                Benefit;
          (f)   the Qualified Plan Benefit;
                and
          (g)   the Restoration Plan
                Benefit.

     Unless the Executive shall have
notified the Company in writing no later than July 1, 2000 (and prior to any termination of his employment) of his election that this paragraph shall be null and void and of no effect, then, notwithstanding the foregoing provisions of this Section 2.1, if payment of a lump sum amount equal to the actuarial equivalent of a Normal Retirement Benefit is to be made pursuant to Section 2.6 hereof, the annual amount of the Normal Retirement Benefit shall equal (X) minus (Y), where (X) is calculated as set forth above, but the amount of (Y) equals only the Social
Security Benefit plus the Qualified Plan
Benefit (and not the Restoration Plan
Benefit). The resulting increase in such lump sum amount shall be paid in lieu of any Restoration Plan Benefit under the circumstances described in Section 2.6 hereof and the Executive hereby waives his right to any Restoration Plan Benefit under (and only under) such circumstances.

     Section 2.2 Early Retirement Benefit.
If the Executive retires on or after his Early Retirement Date (but before his Normal
Retirement Date), the Retirement Benefit shall be the annual Retirement Benefit computed under Section 2.1, reduced as follows:

     (A)  If payment of the Retirement
          Benefit commences after the
          Executive has attained age sixty
          (60), the Retirement Benefit shall
          be reduced by two-and-one-half
          percent (2.5%) per year for each
          complete year between such
          commencement
	    and the Executive's
          Normal Retirement Date; the
          reduction per year shall be pro-
          rated for incomplete years;

     (B)  If payment of the Retirement
          Benefit commences before the
          Executive attains age sixty (60),
          the Retirement Benefit shall be
          further reduced (beyond the
          reduction imposed by Section
          2.2(A) hereof) by five percent
          (5%) per year for each complete
          year between such commencement and
          the Executive's attaining age
          sixty (60); the reduction per year
          shall be pro-rated for incomplete
          years.

     Section 2.3 Termination of Employment
Prior to Early Retirement Date and Normal
Retirement Date. If the Executive incurs a termination of employment with the Company after satisfying the vesting requirement under Section 2.7, but before attaining either an Early Retirement Date or a Normal
Retirement Date, he shall receive a
Retirement Benefit determined under Section
2.1, but, unless such termination is
described in Section 2.6 hereof, such
benefit shall be calculated by using his actual Years of Service (including all periods credited as Years of Service pursuant to this Agreement) and actual compensation at the time of his termination and the actual Social Security Benefit that he is entitled to receive at his Normal
Retirement Date. Unless such termination is described in Section 2.6 hereof, payment of such benefit shall commence after, but not more than sixty (60) days after, his Normal
Retirement Date.

     Section 2.4 Disability. If the
Executive is receiving either short-term or long-term disability benefits under any
Company plan, then, during the period of payment of such disability benefits, the Executive shall be treated as employed for all purposes of the Agreement, including, without limitation, attainment of the age, service and vesting requirements under the Agreement. The parties hereto agree that such disability benefits will cease and the Executive will no longer be considered employed by the Company on the date on which the Executive attains his Normal Retirement
Age. Payment of the Executive's Retirement
Benefit shall commence after, but not more than sixty (60) days after, his Normal
Retirement Date.

     Section 2.5 Termination by Reason of
Death. If the Executive dies (i) while in the employment of the Company, (ii) after the attainment of age fifty-five (55), (iii) having been credited with ten (10) Years of Service, and (iv) prior to the commencement of the payment of the Retirement Benefit hereunder, the Executive's surviving spouse, if any, shall receive for her lifetime an annual benefit equal to the two-thirds (2/3) survivor annuity she would have received had the Executive retired on the day before his death, deeming the Executive, for purposes of this Section 2.5 only, to have elected a joint and survivor annuity payable immediately at a reduced amount with a two-thirds (2/3) survivor annuity. The payment of spouse's benefit shall commence not later than sixty (60) days after the Executive's death.

     Section 2.6 Termination on or after
Change in Control; Certain Other
Terminations. Notwithstanding any other
provision of this Agreement, upon any
termination of the Executive's employment
(whether occurring before or after any
Change in Control), which termination is (i) by the Company without Cause, or (ii) by the Executive with Good Reason (as such terms are defined in the Executive's Employment
Agreement with the Company dated as of May 1, 2000, as it may be amended from time to time (the "Employment Agreement")), the
Company shall pay the Executive within the five (5) business days immediately following such termination a lump sum amount, in cash, equal to the actuarial equivalent of the Normal Retirement Benefit which the
Executive would have accrued, if the
Executive had accumulated (after his
termination of employment) thirty-six (36) additional months of service and age credit
(but in no event shall the Executive be
deemed to have accumulated additional
service and age credit after the Executive's sixty-fifth birthday). For purposes of this
Section 2.6, an "actuarial equivalent" shall be determined using the same assumptions utilized under the American General
Retirement Plan (or any successor plan
thereto) immediately prior to the
Executive's termination of employment, or, if earlier and more favorable to the Executive, immediately prior to the Change in Control. The Retirement Benefit so calculated shall be based on a projected Social
Security Benefit that is determined under the provisions of the Social Security Act as in effect on the date of such termination, using the estimated "primary insurance amount" the Executive would be entitled to under such Act
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at his Normal Retirement
Date, assuming (i) the amount of income he is receiving on the date such termination becomes effective which would be treated as wages for purposes of such Act would remain constant through his Normal Retirement Date, and (ii) an annual cost-of-living adjustment equal to four percent (4%). Notwithstanding the foregoing provisions of this Section
2.6, if termination of the Executive's
employment occurs after a Change in Control
(or during a Period of Anticipated Change in Control, as defined in the Executive's
Change in Control Severance Agreement with the Company, as it may be amended from time to time (the "Severance Agreement")) and if payment of a lump sum amount equal to the actuarial equivalent of a Normal Retirement
Benefit is to be made pursuant to this
Section 2.6 after the Executive shall have attained age 57, the Normal Retirement
Benefit calculated pursuant to this Section
2.6 shall not be less than the Normal
Retirement Benefit which the Executive would have accrued if the Executive had continued to be employed by the Company until his Normal Retirement Date.

     Section 2.7 Vesting of Retirement
Benefit. The Executive shall have a vested right to his Retirement Benefit upon the occurrence of any of the following while the Executive is employed by the Company:

             (i)          his completion
                        of ten (10) Years
                        of Service;

             (ii)         the attainment
                        of his Normal
                        Retirement Age;

             (iii)        the termination of
                        the Executive's
				employment pursuant
				to Section 8(c) of
				the Employment
				Agreement; or

             (iv)  	the occurrence of a
				Change in Control
                		at any time.

     Section I.8 Time and Form of Payment.

          (A) Time of Payment. Except where
specifically otherwise provided herein, the payment of any Retirement Benefit to which the Executive has become entitled shall commence after, but no more than sixty (60) days after, the Executive's date of retirement.
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The Executive shall give the
Company reasonable advance notice in writing of his intention to retire (which shall be given at least one month before his intended retirement date).

          (B) Normal Form of Payment. A life
annuity with a ten-year term certain is the normal form of payment of the Retirement
Benefit for the Executive and any actuarial equivalents to be calculated pursuant to this Agreement will be based on the normal form of payment. If the Executive dies after payment of the Retirement Benefit in the normal form has commenced, payments shall continue for the remainder of the ten-year term certain to the beneficiary or beneficiaries designated by the Executive by written instruction delivered to the
Administrator during the Executive's
lifetime. The Executive may designate one or more primary and contingent beneficiaries to receive the remaining payments of the Retirement Benefit, and may designate the proportions in which such beneficiaries are to receive such payments. The Executive may change such designations from time to time, and the last written designation filed with the Administrator prior to the Executive's death shall control. If the Executive fails to specifically designate a beneficiary, or if no designated beneficiary survives the Executive, payment shall be made by the Administrator in the following order of priority:

             (i)   to the Executive's
                   surviving spouse, or,
                   if none,

             (ii)  to the Executive's
                   children, or, if none,

             (iii) to the Executive's
             	 estate.

          (C) Election of Alternative Forms
of Payment. Subject to Section 2.6 hereof, the Executive can elect that his Retirement
Benefit be paid in any of the following
forms by an irrevocable election in writing which is delivered to the Company within sixty (60) days after the Effective Date, or, with the permission of the Committee, by an irrevocable election in writing which is delivered to the Company at any time before his retirement becomes effective:

             (i)    a joint and survivor
                    annuity payable at a
                    reduced amount for the
                    life of the Executive
                    with a survivor annuity
                    for the life of the
                    Executive's surviving
                    spouse which shall be
                    one hundred percent
                    (100%) of the annuity
                    payable during the
                    joint lives of the
                    Executive and the
                    surviving spouse;

             (ii)   a joint and survivor
                    annuity payable at a
                    reduced amount for the
                    life of the Executive
                    with a survivor annuity
                    for the life of the
                    Executive's surviving
                    spouse which shall be
                    seventy-five percent
                    (75%) of the annuity
                    payable during the
                    joint lives of the
                    Executive and the
                    surviving spouse;

             (iii)  a joint and survivor
                    annuity payable at a
                    reduced amount for the
                    life of the Executive
                    with a survivor annuity
                    for the life of the
                    Executive's surviving
                    spouse which shall be
                    fifty percent (50%) of
                    the annuity payable
                    during the joint lives
                    of the Executive and
                    the surviving spouse;
                    or

             (iv)   a lump-sum payment of
                    the actuarial present
                    value of the normal
                    form of payment of the
                    Retirement Benefit.

In calculating an alternative form of
payment for the Retirement Benefit, the
Administrator shall use the same assumptions utilized under the American General
Retirement Plan (or any successor plan
thereto) immediately prior to the
Executive's termination of employment, or, if a Change in Control shall have occurred prior to the Executive's termination of employment, the assumptions so utilized immediately prior to the Change in Control, if more favorable to the Executive.

                 ARTICLE III.
               ADMINISTRATION

     Section 3.1 General. Except as
otherwise specifically provided in the
Agreement, the Administrator shall be
responsible for administration of the
Agreement.

     Section 3.2 Administrative Rules. The
Administrator may adopt such rules of
procedure as it deems desirable for the
conduct of its affairs, except to the extent that such rules conflict with the provisions of the Agreement.

     Section 3.3 Duties. The Administrator
shall have the following rights, powers and duties:

     (A)  The decision of the Administrator
          in matters within its jurisdiction
          shall be final, binding and
          conclusive upon the Company and
          upon any person affected by such
          decision, subject to the claims
          procedure hereinafter set forth.

     (B)  The Administrator shall have the
          duty and authority to interpret
          and construe the provisions of the
          Agreement, to determine
          eligibility for a Retirement
          Benefit and the appropriate amount
          of any Retirement Benefit, to
          decide any question which may
          arise regarding the rights of the
          Executive hereunder and to
          exercise such powers as the
          Administrator may deem necessary
          for the administration of the
          Agreement.

     (C)  The Administrator shall maintain
          full and complete records of its
          decisions. Its records shall
          contain all relevant data
          pertaining to the Executive and
          his rights and duties under the
          Agreement. The Administrator shall
          maintain a bookkeeping account
          with respect to payment of any
          Retirement Benefit.

     (D)  Notwithstanding any other
          provision of this Agreement, upon
          and after the occurrence of a
          Change in Control and within the
          six-month period immediately
          preceding a Change in Control, the
          Administrator's authority and
          powers
	    shall not be used to
          interpret or construe the
          provisions hereof in any way (or
          to take any other action) which
          would adversely affect any right
          given the Executive by this
          Agreement.

     Section 3.4 Fees. No fee or
compensation shall be paid to any person for services as the Administrator.

                ARTICLE IV.
              CLAIMS PROCEDURE

     Section 4.1 General. Any claim for a
Retirement Benefit under the Agreement shall be filed by the Executive or beneficiary
(either of which is referred to in this
Article as the "claimant") in the manner prescribed by the Administrator.

     Section 4.2 Denials. If a claim for a
Retirement Benefit under the Agreement is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within a reasonable period of time after receipt of the claim by the Administrator.

     Section 4.3 Notice. Any claimant who
is denied a claim for Retirement Benefits shall be furnished written notice setting forth:

          (i)   the specific reason or
                reasons for the denial;

          (ii)  specific reference to the
                pertinent provision of the
                Agreement upon which the
                denial is based;

          (iii) a description of any
                additional material or
                information necessary of
                the claimant to perfect the
                claim; and

          (iv)  an explanation of the
                claims review procedure
                under the Agreement.

     Section 4.4 Appeals Procedure. In
order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

          (i)   request a review by written
                application to the
                Committee, no later than
                sixty (60) days after
                receipt by the claimant of
                written notification of
                denial of a claim;

          (ii)  review pertinent documents;
                and

          (iii) submit issues and comments
                in writing.

     Section 4.5 Review. A decision on
review of a denied claim shall be made by the Committee not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than one-hundred-and-twenty (120) days after receipt of a request for a review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific references(s) to the pertinent provisions of the Agreement on which the decision is based.

     Section 4.6 Arbitration. Any further
dispute or controversy arising under or in connection with this Agreement which is not resolved by agreement pursuant to Sections
4.1 through 4.5 hereof shall be resolved by binding arbitration pursuant to the Federal
Arbitration Act in accordance with the
Employment Dispute Resolution Rules then in effect with the American Arbitration
Association. The arbitration proceeding
shall be conducted in Houston, Texas. This agreement to arbitrate shall be enforceable in either federal or state court.

     The enforcement of this agreement to
arbitrate and all procedural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the issues subject to arbitration
(i.e., arbitrability), the scope of the
arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitra tion, shall be governed by and construed pursuant to the Federal Arbitration Act and shall be decided by the arbitrators. In deciding the substance of any such claims, the arbitrators shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of some other state's law);
provided, however, it is expressly agreed that the arbitrators shall have no authority to award treble, exemplary, or punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover treble, exemplary, or punitive damages in connection with any such claims.

     The arbitration may be initiated by any
party by providing to the other parties a written notice of arbitration specifying the claims. Within thirty (30) days of the notice of initiation of the arbitration procedure, (1) the Executive shall denominate one arbitrator and (2) the Company shall denominate one arbitrator. The two arbitrators shall select a third arbitrator failing agreement on which within sixty (60) days of the original notice, either the Executive or the Company shall apply to the Senior Active United States
District Judge for the Southern District of
Texas, who shall appoint a third arbitrator.
While the third arbitrator shall be neutral, the two party-appointed arbitrators are not required to be neutral and it shall not be grounds for removal of either of the two party-appointed arbitrators or for vacating the arbitrators' award that either of such arbitrators has past or present minimal relationships with the party that appointed such arbitrator. Evident partiality on the part of an arbitrator exists only where the circumstances are such that a reasonable person would have to conclude there in fact existed actual bias and a mere appearance or impression of bias will not constitute evident partiality or otherwise disqualify an arbitrator.

     The three arbitrators shall by majority
vote resolve all disputes between the
parties. There shall be no transcript of the hearing before the arbitrators. The arbitrators' decision shall be in writing, but shall be as brief as possible. The arbitrators shall not assign the reasons for their decision. The arbitrators shall certify in their award that they have faithfully applied the terms and conditions of this Agreement and that no part of their award includes any amount for exemplary or punitive damages. All proceedings conducted hereunder and the decision of the arbitrators shall be kept confidential by the parties, e.g., the arbitrators' award shall not be released to the press or published in any of the various arbitration reporters. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction.

                 ARTICLE V.
          MISCELLANEOUS PROVISIONS

     Section 5.1 Amendment and Termination.
This Agreement may be amended or modified only with the written consent of the parties hereto.

     Section 5.2 No Assignment. The
Executive shall not have the power to
pledge, transfer, assign, anticipate,
mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder of any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     Section 5.3 Successors and Assigns.
The provisions of the Agreement are binding upon and inure to the benefit of each Company, its successors and assigns, and the Executive, his beneficiaries, heirs and legal representatives.

     Section 5.4 Governing Law. The
Agreement shall be subject to and construed in accordance with the laws of the State of Texas to the extent not preempted by the provisions of ERISA.

     Section 5.5 No Guarantee of
Employment. Nothing contained in the
Agreement shall be construed as a contract of employment or deemed to give the Executive the right to be retained in the employ of an Company or any equity or other interest in the assets, business or affairs of an Company.

     Section 5.6 Severability. If any
provision of the Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Agreement, but the Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     Section 5.7 Notification of Addresses.
The Executive and each beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Executive, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Executive or beneficiary as shown on the Company's records) shall be binding on the Executive and each beneficiary for all purposes of the Agreement and neither the Administrator nor the Company shall be obliged to search for or ascertain the whereabouts of the Executive or beneficiary.

     Section 5.8 Bonding. The Administrator
and all agents and advisors employed by it shall not be required to be bonded, except as may otherwise be required by ERISA.

     Section 5.9 Taxes. The Company shall
have the right to withhold from any cash or other amounts due or to become due from the Company to a Executive (including by reducing the amount of any Retirement
Benefit payable in the future) the amount of any federal, state and local taxes required to be withheld or otherwise deducted and paid by the Company with respect to the vesting or payment of any Retirement Benefit hereunder.

     Section 5.10 No Funding. There shall be
no funding of the benefit amounts to be paid pursuant to this Agreement. The Agreement shall not confer upon the Executive (or beneficiary or any other person) any security interest or any other right, title or interest of any kind in or to any property of the Company. The Agreement shall constitute merely the unsecured promise of the Company to make the benefit payments provided for herein. Notwithstanding the foregoing provisions of this Section 5.10, the Company, in its discretion, may establish a trust to pay the benefit amounts hereunder, which trust shall be subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency. If such a trust is established, the Company shall remain responsible for the payment of any benefit amounts provided hereunder which are not paid in accordance with the provisions hereof by such trust.

                 ARTICLE VI.
            DEFINITIONS AND USAGE

     Section 6.1 Definitions. Wherever used
in the Agreement, the following words and phrases shall have the meaning set forth below, unless the context plainly requires a different meaning:

     "Administrator" means the Company,
acting through the Personnel Committee of the Board, or other person or persons designated by the Personnel Committee.

     "Affiliate" shall have the meaning set
forth in Rule 12b-2 promulgated under
Section 12 of the Exchange Act.

     "Agreement" means this Supplemental
Executive Retirement Agreement, as set forth herein and as amended from time to time.

     "Beneficial Owner" shall have the
meaning set forth in Rule 13d-3 under the Exchange Act.

     "Board" means the Board of Directors of
the Company.

     "Change in Control" means a change in
the control of the Company, which shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                (I)any Person is or becomes
          the Beneficial Owner, directly or
          indirectly, of securities of the
          Company (not including in the
          securities beneficially owned by
          such Person any securities
          acquired directly from the Company
          or its Affiliates) representing
          thirty percent (30%) or more of
          the combined voting power of the
          Company's then outstanding
          securities, excluding any Person
          who becomes such a Beneficial
          Owner in connection with a
          transaction described in clause
          (i) of paragraph (III) below; or

                (II)   the following
          individuals cease for any reason
          to constitute a majority of the
          number of directors then serving:
          individuals
	    who, on the date
          hereof, constitute the Board and
          any new director (other than a
          director whose initial assumption
          of office is in connection with an
          actual or threatened election
          contest, including but not limited
          to a consent solicitation,
          relating to the election of
          directors of the Company) whose
          appointment or election by the
          Board or nomination for election
          by the Company's shareholders was
          approved or recommended by a vote
          of at least two-thirds (2/3) of
          the directors then still in office
          who either were directors on the
          date hereof or whose appointment,
          election or nomination for
          election was previously so
          approved or recommended; or

                (III)  there is consummated
          a merger or consolidation of the
          Company or any direct or indirect
          subsidiary of the Company with any
          other corporation (or a share
          exchange between shareholders of
          the Company or any direct or
          indirect subsidiary of the Company
          and another corporation or entity
          pursuant to Article 5.02 (or any
          successor provision thereto) of
          the Texas Business Corporation
          Act), other than (i) a merger or
          consolidation which would result
          in the voting securities of the
          Company outstanding immediately
          prior to such merger or
          consolidation continuing to
          represent (either by remaining
          outstanding or by being converted
          into voting securities of the
          surviving entity or any parent
          thereof), in combination with the
          ownership of any trustee or other
          fiduciary holding securities under
          an employee benefit plan of the
          Company or any subsidiary of the
          Company, at least fifty-one
          percent (51%) of the combined
          voting power of the securities of
          the Company or such surviving
          entity or any parent thereof
          outstanding immediately after such
          merger or consolidation, or (ii) a
          merger or consolidation effected
          to implement a recapitalization of
          the Company (or similar
          transaction) in which no Person is
          or becomes the Beneficial Owner,
          directly or indirectly, of
          securities of the Company
          representing thirty percent (30%)
          or more of the combined voting
	    power of the Company's then
          outstanding securities; or

                (IV) the shareholders of
          the Company approve a plan of
          complete liquidation or
          dissolution of the Company or
          there is consummated an agreement
          for the sale or disposition by the
          Company of all or substantially
          all of the Company's assets, other
          than a sale or disposition by the
          Company of all or substantially
          all of the Company's assets to an
          entity, at least fifty-one percent
          (51%) of the combined voting power
          of the voting securities of which
          are owned by shareholders of the
          Company in substantially the same
          proportions as their ownership of
          the Company immediately prior to
          such sale.

     Notwithstanding the foregoing, a
"Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     "Code" means the Internal Revenue Code
of 1986, as amended from time to time. Any reference to a particular Code section shall include any provision which modifies, replaces or supersedes it.

     "Committee" shall mean the Personnel
Committee of the Board until six months
prior to the occurrence of a Change in
Control and thereafter shall mean (i) the individuals (not fewer than three in number) who, on the date six months before a Change in Control, constitute the Personnel
Committee of the Board, plus (ii) in the event that fewer than three individuals are available from the group specified in clause
(i) above for any reason, such individuals as may be appointed by the individual or individuals so available (including for this purpose any individual or individuals previously so appointed under this clause
(ii)); provided, however,
that the maximum
number of individuals constituting the
Committee shall not exceed five.

     "Company" means American General
Corporation, a Texas corporation, and,
except in determining under the definition of Change in Control herein whether or not any Change in Control of the Company has occurred, shall include any successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     "Early Retirement Date" means the first
date on which the Executive (i) has
completed ten (10) Years of Service and (ii) has attained the age of fifty-five (55).

     "ERISA" means the Employee Retirement
Income Security Act of 1974, as amended from time to time. Any reference to a particular
ERISA section shall include any provision which modifies, replaces, or supersedes it.

     "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended from time to time.

     "Final Average Compensation" means the
following sum divided by three (3): the sum of the base salary received by the Executive during, and the incentive payments received by the Executive pursuant to any annual bonus, incentive compensation or similar plan maintained by the Company with respect to, the three (3) calendar years (whether or not consecutive) ending within the last sixty (60) months of the Executive's employment with the Company which produce the highest total of such base salary and incentive payments (for purposes of this sentence, any amount of such base salary or incentive payment which is deferred by the Executive shall be included in the calculation of amounts received).
Notwithstanding the immediately preceding sentence, if the Executive's termination of employment is described in Section 2.6 hereof and the Executive receives (pursuant to Section 8(c)(iii) of his Employment
Agreement (or any successor provision
thereto), or Section 4.5 of his Severance
Agreement (or any successor provision
thereto) and in lieu of any further salary or bonus payments) a lump sum amount (the
"Severance Amount"), Final Average
Compensation shall mean the Severance Amount divided by three (3).

     "Normal Retirement Age" means age sixty-two (62).

     "Normal Retirement Date" means the date
on which the Executive attains his Normal
Retirement Age.

     "Person" shall have the meaning given
in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     "Qualified Plan" means the American
General Retirement Plan, together with any other defined benefit retirement plan intended to be qualified under Section
401(a) of the Code which is adopted and
maintained by the Company and under which the Executive is entitled to a retirement benefit at the date of his retirement or other termination of employment.

     "Qualified Plan Benefit" means the
aggregate annual retirement benefit to which the Executive (at the date of his retirement or other termination of employment) is entitled under the plan or plans which comprise the Qualified Plan (expressed in the form of a single life annuity with a ten-year term certain commencing payment on the date payment of the Retirement Benefit hereunder commences).

     "Restoration Plan Benefit" means the
annual retirement benefit to which the
Executive (at the date of his retirement or other termination of employment) is entitled under the American General Corporation
Restoration of Retirement Income Plan
(expressed in the form of a single life
annuity with a ten-year term certain
commencing payment on the date payment of the Retirement Benefit hereunder commences).

     "Retirement Benefit" means the benefit
payable under this Agreement, as determined under Article II.

     "Social Security Benefit" means one-
half of the annual benefit payable under the Social Security Act, relating to Old-Age and
Disability benefits, as of the Executive's
Normal Retirement Date, or upon actual
retirement, if later.

     "Years of Service" means the total
number of years (measured in full and
partial years, in increments of one-twelfth years) of active employment with the Company during which substantial services were rendered as an employee, commencing on the date the Executive was first employed by the Company and ending on the date he ceases to perform services for the Company
(including employment before the Effective
Date), but in no event shall more than
twenty-eight (28) years be credited to the Executive regardless of his actual period of service with the Company.
Notwithstanding the foregoing, if the
Executive retires on or after the
attainment of age 62, he shall be credited with twenty-eight (28) Years of Service.

     IN WITNESS WHEREOF, the parties hereto
have executed this Agreement on the day and year first above written.

                AMERICAN GENERAL CORPORATION



		    By_____________________________
                    Robert M. Devlin
                    Chairman, President and
                    Chief Executive Officer




		    ____________________________
                        Executive